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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 12, 2005
                                                          ---------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)


   Delaware                        333-120575                     74-2440850
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


        745 Seventh Avenue, 7th Floor
             New York, New York                                     10019
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  (Address of principal executive offices)                        Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
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          Former name and former address, if changed since last report)


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ITEM 8.01  Other Events.

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-120575 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $902,961,000 in aggregate principal amount Class A1, Class A2A, Class A2B, Class A3, Class M1, Class M2 and Class M3 Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-16XS on July 29, 2005. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated July 26, 2005, as supplemented by the Prospectus Supplement, dated July 28, 2005 ( the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of July 1, 2005, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services LLC, as master servicer (the "Master Servicer") and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1, Class A2A, Class A2B, Class A3, Class M1, Class M2, Class M3, Class X and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of one pool of certain adjustable rate, conventional, first lien, negative amortization residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $905,680,994.42 as of July 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.




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ITEM 9.01 Financial Statements; Pro Forma Information and Exhibits.

          (a) Not applicable.

          (b) Not applicable.

          (c) Exhibits:

                1.1 Terms Agreement, dated July 27, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

                4.1 Trust Agreement, dated as of July 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

                99.1 Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

                99.2 Reconstituted Servicing Agreement, dated as of July 1, 2005, by and between Lehman Brothers Holdings and Countrywide Home Loan Servicing Inc.

                99.3 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004 by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                STRUCTURED ASSET SECURITIES
                                                CORPORATION


                                                By:    /s/ Michael C. Hitzmann
                                                       -----------------------
                                                Name:  Michael C. Hitzmann
                                                Title: Vice President

Date:  August 12, 2005




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                                  EXHIBIT INDEX

Exhibit No.                                     Description
-----------                                     -----------

                1.1 Terms Agreement, dated July 27, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

                4.1 Trust Agreement, dated as of July 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S.Bank National Association, as Trustee.

                99.1 Mortgage Loan Sale and Assignment Agreement, dated as of July 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

                99.2 Reconstituted Servicing Agreement, dated as of July 1, 2005, by and between Lehman Brothers Holdings and Countrywide Home Loan Servicing Inc.

                99.3 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004 by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.